THE ALGER PORTFOLIOS

Supplement Dated July 10, 2012 to the
Prospectus Dated May 1, 2012
As supplemented to date

The Board of Trustees of The Alger Portfolios has authorized the reopening of Alger Small Cap Growth Portfolio (the "Fund"). Effective August 1, 2012, the Fund's shares will be available for purchase to all investors.

APPI-2S71012